UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2023
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Fortive Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd
Everett,	WA	98203

(Address of principal executive offices)		(Zip code)
(425) 446-5000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On April 26, 2023, Fortive Corporation (the "Company") issued a press release announcing financial results for the quarter ended March 31, 2023. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The information set forth in this Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K. This Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 24, 2023, Patrick Murphy, the President and CEO of the Advanced Healthcare Solutions segment, notified the Company that he will retire from the Company by December 31, 2023, with transition from his current position effective July 1, 2023. Effective July 1, 2023, Tamara S. Newcombe, who is currently the President and CEO of the Precision Technologies segment of the Company, will expand her leadership responsibilities to include the Advanced Healthcare Solutions segment as the President and CEO of the Precision Technologies and Advanced Healthcare Solutions segments.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release dated April 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

Date:	April 26, 2023	By:	/s/ Daniel B. Kim
Daniel B. Kim
Vice President - Associate General Counsel and Secretary